BASIC AND DILUTED NET INCOME PER SHARE (Schedule of Diluted Income per Share) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Numerator:
Net income	$ 25,794	$ 9,954	$ 6,635
Dividends accumulated for the period			(4,879)
Net income available to shareholders of ordinary shares	$ 25,794	$ 9,954	$ 1,756
Denominator:
Shares used in computing net income per ordinary shares, diluted	35,322,716	29,704,730	10,765,914